John Hancock Investment Trust II

John Hancock Small Cap Equity Fund

Supplement dated December 11, 2015 to the current Summary Prospectus, as may be supplemented to date

On December 10, 2015, the Board of Trustees (the “Board”) of John Hancock Investment Trust II, of which John Hancock Small Cap Equity Fund (“Small Cap Equity Fund”) is a series, voted to recommend that the shareholders of Small Cap Equity Fund approve a reorganization, that is expected to be tax-free, of Small Cap Equity Fund into New Opportunities Fund (“New Opportunities Fund”), a series of John Hancock Funds II, as described below (the “Reorganization”). Shareholders of record as of January 22, 2016, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about April 15, 2016, Small Cap Equity Fund would transfer all of its assets to New Opportunities Fund in exchange for corresponding shares of New Opportunities Fund. New Opportunities Fund would also assume substantially all of Small Cap Equity Fund’s liabilities. The corresponding shares of New Opportunities Fund would then be distributed to Small Cap Equity Fund’s shareholders, and Small Cap Equity Fund would be terminated. If approved by Small Cap Equity Fund’s shareholders, the Reorganization is expected to occur as of the close of business on or about May 13, 2016 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to Small Cap Equity Fund’s shareholders on or about February 19, 2016.

Small Cap Equity Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date. Small Cap Equity Fund will not accept orders from new investors to purchase shares of Small Cap Equity Fund, effective as of the close of business on January 21, 2016. However, discretionary fee-based advisory programs which include Small Cap Equity Fund as an investment option as of the close of business on January 21, 2016, may continue to make Small Cap Equity Fund shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Small Cap Equity Fund.

To satisfy an Internal Revenue Service requirement, Small Cap Equity Fund hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to Small Cap Equity Fund’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Small Cap Equity Fund or New Opportunities Fund, or to receive a free copy of the proxy statement/prospectus relating to the Reorganization, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.